Redeemable Non-Controlling Interests	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Redeemable Non-Controlling Interests
Redeemable Non-Controlling Interests

In March 2016, the Parent, through its subsidiary Lottomatica S.p.A. (“Lottomatica”), Italian Gaming Holding a.s. (“IGH”), Arianna 2001 and Novomatic Italia (collectively the “Members”) entered into a consortium (Lottoitalia S.r.l. or “Lottoitalia”) to bid on the Lotto Concession. On May 16, 2016, Lottoitalia was awarded management of the Lotto Concession for a nine-year term. Under the terms of the consortium agreement, Lottomatica is the principal operating partner fulfilling the requirements of the Lotto Concession.

In 2016 and 2017, the Members made capital contributions to Lottoitalia of €908.2 million on a pro rata basis based on each party’s equity ownership interest. These contributions financed €770.0 million in upfront concession payments and upgrades to the technological infrastructure supporting the Lotto Concession. The upfront concession payments made in 2016 and 2017 were as follows:

Year Paid	€	$
2016	600.0	665.3
2017	170.0	185.4
	770.0	850.7

Ownership in Lottoitalia at December 31, 2017 and 2016 is as follows:

Name of entity	% Ownership
Lottomatica S.p.A.	61.50%
Italian Gaming Holding a.s.	32.50%
Arianna 2001	4.00%
Novomatic Italia	2.00%

The Company fully consolidates Lottoitalia as a variable interest entity due to the Company's risks and rewards of the investment and Lottoitalia's current need for funding to finance planned operations.

All annual profits of Lottoitalia are distributed to the Members within five business days of the approval of its annual financial statements. In addition, quarterly for a period of nine years beginning in 2017, Lottoitalia makes equal distributions of cash to the Members in an aggregate amount equal to that additional paid in surplus but excluding any reserves deriving from profits or retained earnings generated in previous quarters ("return of capital"). Each distribution of annual profits and return of capital will be made pro rata to the Members' ownership interest in Lottoitalia.

In connection with the formation of Lottoitalia, Lottomatica entered into an agreement with IGH in May 2016, which contains the following put/call options:

•
Underperformance put option - IGH has the right, at its discretion, to sell its interest in Lottoitalia to Lottomatica in the event that Lottoitalia underperforms relative to certain thresholds related to pro forma cash from operations generated in 2017. The put option is exercisable by IGH beginning on the date of approval of Lottoitalia's financial statements for the year ending December 31, 2017 and ending 60 days thereafter.

•
Deadlock put/call option - IGH has the right, at its discretion, to sell its interest in Lottoitalia to Lottomatica and Lottomatica has a reciprocal call right, in the event of certain specified events as defined in the agreement. The put/call options expire 60 days following written notice by either party following the applicable event. The strike price of the options is determined based on a specified formula as defined in the agreement.

The Company determined that it is not currently probable that IGH's non-controlling interest will be redeemed as Lottoitalia's 2017 results indicate the underperformance put option is not exercisable and the deadlock put/call options cannot be exercised unilaterally. The Company has recorded the non-controlling interest initially at fair value and no fair value adjustments will be recorded unless it becomes probable that IGH will redeem its non-controlling interest.

The following table reconciles the activity in IGH's redeemable non-controlling interest in 2017 and 2016:

	For the year ended December 31,
($ thousands)	2017	2016
Balance at beginning of year	223,141	—
Capital contribution	107,457	215,684
Income allocated to IGH	65,665	7,457
Dividend paid	(7,307)	—
Return of capital	(32,039)	—
Balance at end of year	356,917	223,141